Exhibit 99.3

PRELIMINARY COPY SUBJECT TO COMPLETION HOLLY ENERGY PARTNERS, L.P. 2828 N. HARWOOD SUITE 1300 DALLAS, TX 75201-1507 SCAN TO VIEW MATERIALS & VOTE w VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 10:59 p.m. Central Time on [TBD], 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/HEP2023SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 10:59 p.m. Central Time on [TBD], 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V23711-S74335 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY HOLLY ENERGY PARTNERS, L.P. The Board of Directors recommends you vote FOR proposals 1 and 2. For Against Abstain 1. To approve the Agreement and Plan of Merger, dated as of August 15, 2023, by and among HF Sinclair Corporation, Navajo Pipeline Co., L.P., Holly Apple Holdings LLC, HEP Logistics Holdings, L.P., Holly Logistic Services, L.L.C. and Holly Energy Partners, L.P., as the same may be amended or supplemented from time to time, and the transactions contemplated thereby, as more particularly described in the joint proxy statement/prospectus. 2. To approve the adjournment of the special meeting of HEP unitholders (the “HEP Special Meeting”) to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the HEP Special Meeting to approve proposal 1. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

PRELIMINARY COPY SUBJECT TO COMPLETION Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. V23712-S74335 HOLLY ENERGY PARTNERS, L.P. Special Meeting of Unitholders [TBD], 2023 8:30 AM Central Time This proxy is solicited by the Board of Directors The unitholder(s) hereby appoint(s) John Harrison and Vaishali S. Bhatia, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the common units of HOLLY ENERGY PARTNERS, L.P. that the unitholder(s) is/are entitled to vote at the Special Meeting of Unitholders to be held at 8:30 AM, Central Time on [TBD], 2023, in a virtual meeting only format via webcast at www.virtualshareholdermeeting.com/HEP2023SM, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. This proxy also authorizes John Harrison and Vaishali S. Bhatia to vote at his or her discretion on any other matter that may properly come before the meeting or any adjournment or postponement of the meeting. Continued and to be signed on reverse side